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                                                                    EXHIBIT 10.3


                      COMMON STOCK SUBSCRIPTION AGREEMENT


     THIS COMMON STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of the date set forth on the last page of this Agreement (the "Signature
Page) by and between the purchaser identified on the Signature Page (the "Purchaser") and CARDIODYNAMICS INTERNATIONAL CORPORATION, a California corporation (the "Company"), with reference to the following facts:

     A. The Purchaser has agreed to purchase at a price of $1.00 per share the number of shares of Common Stock of the Company set forth on the Signature Page (the "Shares") for an aggregate purchase price also set forth on the Signature Page (the "Aggregate Purchase Price").

     B. The parties are entering into this Agreement to reflect the terms and conditions of the Purchaser's investment in the Company represented by the Shares.

     NOW, THEREFORE, in respect of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1.   SUBSCRIPTION
     ------------

     a. The Purchaser hereby agrees to subscribe for and to purchase the Shares (the "Subscription") in exchange for the Purchase Price (which shall be paid in United States dollars) on or before Friday, May 28, 1999.

     b. Upon the Company's acceptance of this Subscription in its sole discretion and receipt of immediately available funds representing the Purchase Price, the Company shall issue to the Purchaser an appropriate share certificate representing the Shares.


2.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     The Purchaser hereby represents and warrants to the Company as follows:

     a. The Purchaser has full capacity, power and authority to execute and deliver this Agreement.

     b. Without limiting the terms of the investment representations set forth below, the Purchaser represents that the Purchaser has:

     (i) had an opportunity to ask questions and receive answers from the Company and its officers and directors regarding matters relevant to the Company and an investment therein (e.g., as represented by the Subscription); and
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     (ii) further, had the opportunity to obtain any and all publicly available information which the Purchaser deems necessary to evaluate the Company and the investment represented by the Subscription as well as to verify the accuracy of information otherwise provided to the Purchaser.

     c. The Purchaser is experienced in making investments in unregistered and restricted securities. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the investment in the Company represented by the Subscription and, by reason of the Purchaser's financial and business experience, the Purchaser has the capacity to protect the Purchaser's interest in connection with the Subscription.

     d. The Purchaser has either (i) a preexisting personal or business relationship with the Company or one or more of its officers, directors or control persons or (ii) by reason of the Purchaser's business or financial experience, the Purchaser is capable of evaluating the risks and merits of the investment represented by the Subscription and of protecting the Purchaser's own interests in connection with such investment.

     e. The Purchaser is an "accredited investor" as that term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Act").

     f. The Shares are being acquired by the Purchaser (i) solely for investment purposes, (ii) for the Purchaser's own account only and (iii) not for sale, transfer or with a view to any distribution of all or any part of such Shares. No other person will have any direct or indirect beneficial interest in the Shares.


3.   UNDERSTANDINGS AND ACKNOWLEDGEMENTS
     -----------------------------------

     a. The Purchaser acknowledges that the Shares have not been registered under the Act or qualified under the California Corporate Securities Law of 1968, as amended, or any other applicable blue sky laws in reliance, in part, on the representations and warranties herein.

     b. The Purchaser understands that (i) the Shares are restricted securities under the federal securities laws (e.g., the Act) insofar as the Shares will be acquired from the Company in a transaction not involving a public offering, (ii) under such laws and applicable regulations, the Shares may be resold without registration under the Act only in certain limited circumstances and (iii) in the absence of registration under the Act, the Shares must be held indefinitely. The Purchaser understands the resale limitations imposed by the Act and is familiar with Rule 144 under the Act, as presently in effect, and the conditions which must be met in order for Rule 144 to be available with respect to the resale of restricted securities.

                                       2
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     c.   The Purchaser understands that any certificates evidencing the Shares may bear one or all of the following legends:

     (i) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

     (ii) Any legend required by applicable state securities laws.


4.   COVENANTS
     ---------

     a. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Shares purchased hereunder unless and until:

     (i) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or

     (ii) The Purchaser shall have (1) notified the Company of the proposed disposition, (2) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (3) furnished the Company with a written opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of any securities under the Act or the consent of (or a permit from) any authority under any applicable state securities laws.

The Purchaser understands that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 under the Act provided that the Company receives all certificates and other information it may reasonably request to permit it to determine that the subject disposition is, in fact, exempt from the registration requirements of the Act pursuant to Rule 144.

     b. In the case of any disposition of any Shares pursuant to Rule 144 under the Act, then in addition to the matters set forth in paragraph 4(a)(ii) above, the Purchaser shall promptly forward to the Company a copy of any Form 144 filed with the Securities and Exchange Commission (the "SEC") with respect to such disposition and a letter from the executing broker satisfactory to the Company evidencing compliance with Rule 144. If Rule 144 is amended or if the SEC's interpretations thereof in effect at the time of any such disposition by the Purchaser have changed from the SEC's present interpretations thereof, the Purchaser shall provide the Company with such additional documents as the Company may reasonably require.

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5.   PRICE RESET
     -----------

     a. On November 30, 1999, the Company shall determine the average closing price for the shares of Common Stock of the Company for the month of November 1999 (the "Average Closing Price"). If the Average Closing Price is less than $1.00, the Company shall promptly issue to Purchaser hereunder without payment of additional consideration therefor a number of additional shares of Common Stock of the Company (the "Reset Shares") equal to the Aggregate Purchase Price as shown on the Signature Page divided by the Average Closing Price less the Shares Purchased as shown on the Signature Page. By way of example, if the Average Closing Price is $0.80 and the Purchaser has purchased 100,000 Shares for an Aggregate Purchase Price of $100,000, then the Company shall issue to Purchaser an additional 25,000 Reset Shares calculated as follows: $100,000 divided by $0.80 equals 125,000 less 100,000 equals 25,000 Reset Share.

     b. The additional shares of Common Stock of the Company, if any, issued hereunder shall be subject to the restrictions, limitations and conditions imposed upon the Shares issued upon the initial subscription under this Agreement.


6.   REGISTRATION RIGHTS
     -------------------

     a. On or before November 30, 1999, the Company at its expense shall file with the SEC a Registration Statement on Form S-3 (the "Registration Statement") under the Act registering for resale by Purchaser, and all other Purchasers under similar Agreements, the Shares and the Reset Shares, if any. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective and to remain in effect until May 28, 2001 or until all the Shares and Reset Shares included within the Registration Statement have been sold by the Purchaser and all other Purchasers under similar Agreements or may be sold pursuant to Rule 144, whichever shall first occur.

     b. In connection with the filing of the Registration Statement, the Company shall indemnify the Purchaser against any liability under the Act for the information concerning the Company contained in the Registration Statement or incorporated by reference therein and shall at its expense make available to Purchaser such number of copies of the prospectus constituting a part of the Registration Statement as is reasonably necessary to allow Purchaser to resell the Shares and the Reset Shares.

7.   MISCELLANEOUS
     -------------

     a. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California (without regard to the conflicts of law principles thereof).

     b. This Agreement embodies the entire understanding between the parties and supersedes any prior understandings, agreements and arrangements between the parties respecting the subject matter hereof. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

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     c.   This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of signatures for this Agreement may occur via telecopy, and such telecopied Signature Pages shall have the force and effect of original signature pages.

     IN WITNESS WHEREOF, the Purchaser has executed this Agreement as of May ___, 1999.


                                            ____________________________________
                                            (Signature of Purchaser)

                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            (Name, Address and Tax I.D. Number)

                                            Number of Shares Purchased:_________

                                            Aggregate Purchase Price: $_________


     The Company hereby accepts the foregoing subscription and has executed this Agreement as of May ___, 1999.

                                            CARDIODYNAMICS INTERNATIONAL
                                            CORPORATION, a California
                                            corporation


                                            By: ________________________________
                                            Name:_______________________________
                                            Title:______________________________